Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,666,676,200.00
Previously Paid Amount	0.00
Total Fee Amount	1,196,867.98
Total Offset Amount	0.00
Net Fee	$ 1,196,867.98
Final Prospectus	false